Deferred Income Taxes	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Deferred Income Taxes

NOTE 19—DEFERRED INCOME TAXES

(in millions of Euros)	At December 31, 2018	At December 31, 2017
Deferred income tax assets	163	164
Deferred income tax liabilities	(22)	(25)

Net deferred income tax assets	141	139

The following tables show the changes in net deferred income tax assets / (liabilities) for the years ended December 31, 2018 and 2017.

(in millions of Euros)	At January 1, 2018	Recognized in		FX	At December 31, 2018
		Profit or loss	OCI
Long-term assets	(76)	(15)	—	(3)	(94)
Inventories	4	1	—	—	5
Pensions	130	(12)	(7)	5	116
Derivative valuation	(20)	22	8	2	12
Tax losses carried forward	78	(13)	—	(4)	61
Other (A)	23	15	—	3	41

Total	139	(2)	1	3	141

(A)	Mainly non-deductible provisions and interests.

(in millions of Euros)	At January 1, 2017	Recognized in		FX	At December 31, 2017
		Profit or loss	OCI
Long-term assets	(90)	5	—	9	(76)
Inventories	6	(2)	—	—	4
Pensions	188	(39)	(5)	(14)	130
Derivative valuation	13	(17)	(15)	(1)	(20)
Tax losses carried forward	79	3	—	(4)	78
Other (A)	26	(3)	—	—	23

Total	222	(54)	(20)	(9)	139

(A)	Mainly non-deductible provisions.

For the year ended December 31, 2017, net deferred income tax assets declined primarily due to the US income tax rate decrease with €16 million through Profit or loss and for €8 million through Other Comprehensive Income.

Based on the expected taxable income of the entities, the Group believes that it is more likely than not that a total of €1,257 million (€1,393 million at December 31, 2017) of unused tax losses and deductible temporary differences, will not be used. Consequently, net deferred tax assets have not been recognized. The related tax impact of €321 million (€356 million at December 31, 2017) is attributable to the following:

(in millions of Euros)	At December 31, 2018	At December 31, 2017
Expiring within 5 years	(45)	(69)
Expiring after 5 years and limited	(89)	(96)
Unlimited	(19)	(18)

Tax losses	(153)	(183)

Long-term assets	(107)	(116)
Pensions	(18)	(20)
Other	(43)	(37)

Deductible temporary differences	(168)	(173)

Total	(321)	(356)

Substantially all of the tax losses not expected to be used reside in the Netherlands and the United States as of December 31, 2018.

The holding company in the Netherlands has been generating tax losses over the past seven years. The holding company is not expected to generate sufficient qualifying taxable profits in the foreseeable future to utilize these tax losses before they expire in the years from 2020 to 2027.

The tax loss carryforwards limited to 20 years generated at one of our main operating entities in the United States are not expected to be utilized. Although this entity is expected to be profitable in the medium or long-term, considering notably the anticipated development of the Automotive Body Sheet business, it has significant non-cash depreciation and financial interest expenses that will result in generating additional tax losses in the coming years. Accordingly, it is not probable that the entity will be able to use at its level, given the absence of an overall US tax group, these tax losses before they expire. Consequently, the related deferred tax assets have not been recognized.

The unrecognized tax loss carried forwards generated by our Swiss operating entity were used during the period following the sale of the North Building of the Sierre plant and termination of existing lease agreement which generated a significant taxable profit. At December 31, 2018, the Swiss entity has no more residual tax loss carried forwards.

At December 31, 2018 and 2017, most of the unrecognized deferred tax assets on deductible temporary differences on long-term assets and other differences relate to the US and Swiss entities discussed above. An assessment has been performed on the recoverability of the deferred tax assets on deductible temporary differences for these two entities. The related deferred tax assets on long term assets and on other differences have not been recognized.